SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) March 21, 2007

LEXINGTON REALTY TRUST
(Exact Name of Registrant as Specified in Its Charter)

Maryland	1-12386	13-3717318
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Penn Plaza, Suite 4015, New York, New York	10119-4015
(Address of Principal Executive Offices)	(Zip Code)

(212) 692-7200

(Registrant's Telephone Number, Including Area Code)

                                                         n/a

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions

___         Written communications pursuant to Rule 425 under the Securities Act (17 CFT|R 230.425)

___         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

___         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On March 21, 2007, we completed the sale of 200,000 preferred securities with an aggregate liquidation amount of $200,000,000, which we refer to as the Preferred Securities, through LXP Capital Trust I, a newly formed wholly-owned Delaware statutory trust, or the Issuer Trust, in a private placement transaction, which we refer to as the Trust Preferred Offering. We intend to use the proceeds from the sale for general corporate purposes, including repayment of borrowings and asset acquisitions consistent with our investment strategy.

The Preferred Securities, which represent preferred undivided beneficial interests in the assets of the Issuer Trust, were sold pursuant to Purchase Agreements, each dated March 21, 2007, among us, the Issuer Trust and, respectively, Bear, Stearns & Co. Inc., Kodiak Warehouse JPM LLC and Merrill Lynch International, as purchasers, which we collectively refer to as the Purchase Agreements. The Preferred Securities require quarterly distributions by the Issuer Trust to the holders of the Preferred Securities at a fixed rate equal to 6.804% per annum through the interest payment date in April 2017 and thereafter at a variable rate equal to the three-month London Interbank Offered Rate, or LIBOR plus 1.70% per annum through the maturity date of April 30, 2037.

The Issuer Trust simultaneously sold 6,200 shares of its common securities, which we refer to as the Common Securities, to us for $6,200,000, the aggregate liquidation amount of the Common Securities. The 6,200 Common Securities constitute all of the issued and outstanding Common Securities of the Issuer Trust. The Issuer Trust used the proceeds from the sales of the Preferred Securities and the Common Securities to purchase $206,200,000 aggregate principal amount of our unsecured Junior Subordinated Notes due 2037, which we refer to as the Junior Subordinated Notes. The terms of the unsecured Junior Subordinated Notes are substantially the same as the terms of the Preferred Securities and require us to make quarterly interest payments to the Issuer Trust at a fixed rate equal to 6.804% per annum through the interest payment date in April 2017 and thereafter at a variable rate equal to the three-month LIBOR plus 1.70% per annum through the maturity date of April 30, 2037. The interest payments on the Junior Subordinated Notes will be used by the Trust to pay quarterly distributions to the holders of the Preferred Securities. We may redeem the Junior Subordinated Notes, in whole or in part, on or after April 30, 2012 at par. If the Junior Subordinated Notes are redeemed, the Issuer Trust must redeem a Like Amount (as defined in the Trust Agreement (as defined below)) of the Preferred Securities.

The Preferred Securities and the Common Securities were issued pursuant to, and their respective terms are governed by, an Amended and Restated Trust Agreement, which we refer to as the Trust Agreement, dated as of March 21, 2007, among us, as depositor, The Bank of New York Trust Company, National Association as property trustee, The Bank of New York (Delaware), as Delaware trustee, the individual Administrative Trustees named in the Trust Agreement and the several holders of the Preferred Securities from time to time. The Junior Subordinated Notes were issued pursuant to, and the terms of the Junior Subordinated Notes are governed by, a Junior Subordinated Indenture, which we refer to as the Indenture, dated as of March 21, 2007, between us and The Bank of New York Trust Company, National Association, as trustee, or the Trustee.

Upon the occurrence of an Event of Default (as defined in the Indenture), either the Trustee or the holders of at least 25% of the aggregate principal amount of the Junior Subordinated Notes may declare the principal amount of, and all accrued interest on, the Junior Subordinated Notes to be due and payable immediately or, if the Trustee and the holders of the Junior Subordinated Notes fail to make the declaration, the holders of at least 25% in aggregate liquidation amount of the outstanding Preferred Securities may make the declaration. In addition, each holder of Preferred Securities has the right, upon the occurrence of an Event of Default arising from the failure to pay interest on or the principal amount of the Junior Subordinated Notes, to institute suit directly against the Company for enforcement of the payment to the holder of the principal of and any premium and interest on the Junior Subordinated Notes having a principal amount equal to the aggregate liquidation amount of the Preferred Securities held by that holder.

The foregoing description is qualified in its entirety by reference to the Purchase Agreements, the Indenture and the Trust Agreement, each of which is attached as exhibits to this Current Report on Form 8-K.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 above is incorporated herein by reference.

Item 8.01. Other Events.

A copy of the press release relating to the Trust Preferred Offering is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

No.	Description
4.1

Amended and Restated Trust Agreement, dated March 21, 2007, among Lexington Realty Trust, The Bank of New York Trust Company, National Association, The Bank of New York (Delaware), the Administrative Trustees (as named therein) and the several holders of the Preferred Securities from time to time.

4.2	Junior Subordinated Indenture, dated as of March 21, 2007, between Lexington Realty Trust and The Bank of New York Trust Company, National Association.
10.1	Purchase Agreement, dated March 21, 2007, among Lexington Realty Trust, LXP Capital Trust I and Merrill Lynch International.
10.2	Purchase Agreement, dated March 21, 2007, among Lexington Realty Trust, LXP Capital Trust I and Bear, Stearns & Co. Inc.
10.3	Purchase Agreement, dated March 21, 2007, among Lexington Realty Trust, LXP Capital Trust I and Kodiak Warehouse JPM LLC.

99.1	Press release, dated March 22, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lexington Realty Trust

Date: March 27, 2007	By:/s/ T. Wilson Eglin

T. Wilson Eglin

Chief Executive Officer

Exhibit Index

No.	Description
4.1

Amended and Restated Trust Agreement, dated March 21, 2007, among Lexington Realty Trust, The Bank of New York Trust Company, National Association, The Bank of New York (Delaware), the Administrative Trustees (as named therein) and the several holders of the Preferred Securities from time to time.

4.2	Junior Subordinated Indenture, dated as of March 21, 2007, between Lexington Realty Trust and The Bank of New York Trust Company, National Association.
10.1	Purchase Agreement, dated March 21, 2007, among Lexington Realty Trust, LXP Capital Trust I and Merrill Lynch International.
10.2	Purchase Agreement, dated March 21, 2007, among Lexington Realty Trust, LXP Capital Trust I and Bear, Stearns & Co. Inc.
10.3	Purchase Agreement, dated March 21, 2007, among Lexington Realty Trust, LXP Capital Trust I and Kodiak Warehouse JPM LLC.
99.1	Press release, dated March 22, 2007